LOAN AGREEMENT
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         THIS AGREEMENT dated as of the 30th day of September, 2000, is by and between Grupo Gia International S.A., a foreign corporation ("GRUPO GIA") and Cormax Business Solutions, Inc., an Alberta corporation, with its principal place of business located at 810, 808-4th Ave., S.W. Calgary, Alberta Canada, T2P 3E8 ("CORMAX").

                                   WITNESSETH

         That in consideration of the mutual covenants herein contained and for other good and valuable consideration, it is mutually convenanted and agreed as follows:

                               SECTION 1. THE LOAN

1.1 The Loan. Subject to the satisfaction of the terms and conditions of this Agreement Grupo Gia International S.A. agrees to make a loan advance to Cormax in the amount of ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00) on October 1, 2000 at a rate of twelve percentage annualized (12%).

1.2 Collateral. The obligations of CORMAX to GRUPO GIA and under the Note shall be secured by treasury stock. The security is to determine on a post split basis. The lender's security is ONE HUNDRED THOUSAND DOLLARS of stock valued at seventy percent (70%) discount to the five day moving average after the split.

1.3      Finder's Fee. There is no finder's fee associated with this loan.


                             SECTION 2. CLOSING DATE

         The closing of the transactions provided in this Loan Agreement shall be held on October 1, 2000 at the office of CORMAX, 810, 808-4th Ave., S.W. Calgary, Alberta, Canada T2P-3E8, or at such other place as the parties acting through their attorneys shall mutually agree prior to such date. The aforesaid date and time, or such other date and time as may be agreed upon herein, is called the ("Closing Date").


                    SECTION 3. REPRESENTATIONS AND WARRANTIES
                                   OF BORROWER

         It is understood and agreed by and between the parties that as an inducement to GRUPO GIA to enter into this Agreement and to make the loan CORMAX has made to GRUPO GIA the representations and warranties set forth in this
Section 3, all of which are true and correct on the date hereof and the Closing Date and as of the date of the advanced funds that the representations and warranties shall survive the Closing Date and that CORMAX has relied and will rely on said representations and warranties.

         3.1 Corporate Authority CORMAX is a corporation duly organized and existing under the laws of Alberta and that the officers of CORMAX executing the Note and this Loan Agreement have the corporate power and authority to carry on the business of the corporation and to conduct the business of the corporation contemplated by this Loan Agreement and the Note; that CORMAX is qualified to do business in every jurisdiction in which the nature of its business or ownership of its business activities requires qualification; and that CORMAX has the corporate power and authority for its officers to enter into this Agreement and to undertake the transactions contemplated hereby. All action necessary and proper has been taken by and on behalf of CORMAX with respect to the authorization, execution and delivery of this Agreement, the Note and other collateral documents contemplated hereby, and such instruments and documents constitute the legal, valid and binding obligations of CORMAX, enforceable in accordance with their terms. Neither the execution and performance of this Agreement, nor the borrowing hereunder and the execution and delivery of the Note or the issuance of securities as collateral will violate any provisions of law, any order of any Court or any other agency of government, the Articles of Incorporation or Bylaws of CORMAX, or any indenture, agreement or other instrument to which CORMAX is a party or by which it is bound, or be in conflict with or result in a material breach of or constitute a default under any material obligation or agreement to which CORMAX is a party.

         3.2 Representations Complete. No representation or warranty of CORMAX made in this Agreement or in any document or certificate furnished pursuant to this Agreement or in connection with the transaction contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make any statement of fact contained herein or therein not misleading.

         3.3 Prepayment. CORMAX shall at any time be entitled to prepay the loan amount by payment in full of the principal amount and accrued interest without penalty.


                               SECTION 4. DEFAULT

         In case of the happening of any one (1) or more of the following events (herein and in the Note called "Events of Default"):

         (a) If CORMAX shall default in the due and punctual payment of any interest or principal as provided in the Note or any other amounts owed to GRUPO GIA for more than ten (10) business days after the date when the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment or by acceleration or otherwise;

         (b) If CORMAX or any subsidiary thereof (or any of the Guarantors) shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due or shall file a voluntary petition in bankruptcy, or shall file any petition or answer seeking any reorganization, arrangement composition, adjustment, liquidation, disolution or similar relief under the Federal Bankruptcy Code or any future Federal bankruptcy act or other applicable Federal, state or other statute, law or regulation shall remain undismissed or unstayed for an aggregate of 60 days

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liquidator of either borrower or any subsidiary thereof (or all or any substantial part of the properties of Borrower or any subsidiary thereof or any of the Guarantors) shall be appointed without the consent or acquiescence of CORMAX or such subsidiary, as the case may be, and such appointment shall remain unvacated or unstayed for an aggregate of 60 days (whether or not consecutive), then and in every such Event of Default and at any time thereafter during the continuance of such Event of Default, GRUPO GIA may by written notice to CORMAX, declare the entire principal and accrued interest on the note and any other indebtedness of CORMAX to GRUPO GIA to be due and payable, whereupon the Note and all accrued interest and all other such indebtedness will thereupon immediately become due and payable with presentment, demand, protest, or further notice of any kind whatsoever, all of which are hereby expressly waived; or GRUPO GIA may exercise any other remedy available to it under any other agreements or instruments securing or relating to the Loan.


                            SECTION 5. MISCELLANEOUS

         5.1 This Agreement contains the entire understanding between the parties hereto, and there have been no oral or other agreements, representations or warranties of any kind or nature (i) concerning or relating to the contents of this Agreement, or (ii) made or given as a condition precedent or inducement to the signing of this Agreement, or (iii) otherwise concerning this Agreement or the subject matter hereof.

         5.2 This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

         5.3 This Agreement may be executed in multiple originals, each of which will have the force and effect of an original.

         5.4 This Agreement may be executed in one or more counterparts, and all such counterparts shall constitute one and the same instrument.

         5.5 This Agreement and the Note, shall be construed according to the laws of Alberta.

         5.6 No modifications of any provision herein shall be effective unless such modification shall be in writing and signed by the parties.

         5.7 No party shall be deemed to have waived any provision of this Agreement unless such waiver shall be in writing and be signed by such party. No waiver shall be deemed a continuing waiver unless so stated in writing.

         WITNESS OUR HANDS this 1st day of October, 2000.


CORMAX BUSINESS SOLUTIONS, INC.             GRUPO GIA INTERNATIONAL S.A.

/s/  Todd Violette                          /s/  ILLEGIBLE
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